UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number    811-06686
                                              ----------------------

                           JF China Region Fund, Inc.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              301 Bellevue Parkway
                              Wilmington, DE 19809
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                       Cleary, Gottlieb, Steen & Hamilton
                                 1 Liberty Plaza
                               New York, NY 10006
            -------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-441-9800
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                       (LOGO)   JF CHINA REGION FUND, INC.
                 [GRAPHIC OMITTED]
================================================================================

                                  ANNUAL REPORT
                                DECEMBER 31, 2004

                                [GRAPHIC OMITTED]


THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE STOCKHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

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JF CHINA REGION FUND, INC.


CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
Objectives                                                                     1
--------------------------------------------------------------------------------
Management                                                                     1
--------------------------------------------------------------------------------
Market Information                                                             1
--------------------------------------------------------------------------------
Highlights                                                                     2
--------------------------------------------------------------------------------
Chairman's Statement                                                           3
--------------------------------------------------------------------------------
Top Ten Holdings                                                               4
--------------------------------------------------------------------------------
Investment Portfolio                                                           6
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           13
--------------------------------------------------------------------------------
Statement of Operations                                                       14
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           15
--------------------------------------------------------------------------------
Financial Highlights                                                          16
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 17
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------
Results of the Annual Stockholders Meeting                                    23
--------------------------------------------------------------------------------
Other Information                                                             23
--------------------------------------------------------------------------------
Fund Management                                                               24
--------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan                                  25
--------------------------------------------------------------------------------
Directors and Administration                                                  26
--------------------------------------------------------------------------------


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JF CHINA REGION FUND, INC.


OBJECTIVES
--------------------------------------------------------------------------------
    JF China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant labor and land are available. Hong Kong is also the largest trading partner of the PRC. Furthermore, many PRC companies and their Hong Kong-incorporated subsidiaries have listed their securities on the Stock Exchange of Hong Kong.
    The economies of the PRC, Hong Kong, Taiwan and Macau have become increasingly linked over the past 10 years and are becoming further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

MANAGEMENT
--------------------------------------------------------------------------------
    JF International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US $791 billion as of December 31, 2004.
    Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JPMFAM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).

MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

[ ]  The Wall Street Journal (daily)
[ ]  The Asian Wall Street Journal (daily)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

[ ]  The Wall Street Journal under "Closed-End Funds" (every Monday)
[ ]  The Asian Wall Street Journal under "Closed-End Funds" (every Monday)


                                     -- 1 --
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JF CHINA REGION FUND, INC.


HIGHLIGHTS
--------------------------------------------------------------------------------

                                           DECEMBER 31, 2004   December 31, 2003
                                                  US$                 US$
--------------------------------------------------------------------------------
Net Assets                                   $64.5 MILLION       $63.9 million
Net Asset Value Per Share                           $14.06              $13.93

MARKET DATA
Share Price on the
   New York Stock Exchange                          $12.80              $18.08

(Discount)/Premium to Net Asset Value                 (9.0%)              29.8%

TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
Net Asset Value                                             0.93%
Share Price                                               -29.20%
JFC Benchmark Index*                                       14.27%
MSCI Hong Kong Index (Total)                               24.98%
BNP Prime Peregrine China Index                             2.90%
Taiwan Weighted Index                                      11.66%


NET ASSET VALUE AND SHARE PRICE VS. BENCHMARK INDEX

              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                               July 16, 1992 = 100

           Net Asset Value    Share Price      JFC Benchmark Index*
7/16/92       $100.00           $100.00              $100.00
7/27/92        $99.78            $98.33               $89.81
8/28/92       $100.43            $94.20               $91.11
9/30/92       $100.94            $80.00               $79.15
10/30/92      $108.60            $92.53               $90.31
11/30/92      $111.05            $96.67               $91.95
12/31/92      $109.29            $93.02               $90.21
1/29/93       $110.16            $96.37               $87.65
2/26/93       $117.49            $98.85               $97.55
3/31/93       $120.54           $108.90               $94.28
4/30/93       $125.48           $118.95               $97.84
5/28/93       $129.84           $122.30               $92.05
6/30/93       $122.35           $120.09               $83.13
7/30/93       $120.67           $116.73               $77.96
8/27/93       $124.75           $129.29               $82.27
9/30/93       $128.39           $126.81               $84.74
10/29/93      $147.17           $150.32              $102.63
11/26/93      $156.34           $166.71              $113.90
12/31/93      $188.96           $187.39              $128.98
1/28/94       $175.52           $183.65              $111.34
2/25/94       $158.91           $148.41              $103.16
3/31/94       $136.56           $136.08               $91.08
4/29/94       $132.14           $134.18               $87.30
5/27/94       $136.06           $148.41               $90.89
6/30/94       $123.99           $123.29               $82.84
7/29/94       $130.78           $126.47               $87.48
8/26/94       $130.78           $135.83               $92.18
9/30/94       $132.98           $129.56               $94.14
10/28/94      $132.34           $126.47               $89.14
11/23/94      $124.35           $110.76               $80.63
12/30/94      $115.72            $94.29               $72.23
1/27/95       $101.37            $90.10               $62.02
2/24/95       $108.27            $98.48               $66.92
3/31/95       $109.37            $94.29               $67.13
4/30/95       $105.33            $90.10               $63.43
5/26/95       $113.68           $107.01               $70.35
6/30/95       $111.93            $92.33               $69.32
7/28/95       $116.08            $95.51               $73.64
8/31/95       $108.89            $88.13               $69.66
9/30/95       $112.85            $94.42               $68.82
10/31/95      $110.46            $89.22               $67.02
11/30/95      $104.65            $85.02               $64.06
12/29/95      $103.54            $84.52               $63.34
1/31/96       $112.35           $107.76               $72.64
2/29/96       $113.37            $95.08               $73.99
3/31/96       $110.12            $95.08               $70.65
4/30/96       $111.70            $96.18               $68.52
5/31/96       $112.25            $94.07               $71.64
6/30/96       $111.98            $87.73               $71.47
7/31/96       $110.21            $81.39               $71.69
8/30/96       $110.68            $84.52               $73.69
9/30/96       $112.16            $85.62               $74.73
10/31/96      $113.18            $83.51               $77.45
11/29/96      $125.79            $90.86               $89.15
12/31/96      $132.84            $95.25               $97.43
1/31/97       $135.63            $99.49               $99.27
2/28/97       $138.13            $99.49              $100.73
3/27/97       $133.96            $99.49               $99.65
4/30/97       $148.44           $106.94              $106.53
5/31/97       $159.48           $115.41              $111.06
6/30/97       $170.35           $124.89              $114.45
7/31/97       $178.89           $130.22              $117.43
8/31/97       $187.33           $126.50              $121.24
9/30/97       $167.65           $124.38              $116.19
10/31/97      $124.12            $87.29               $88.50
11/28/97      $107.96            $84.67               $82.92
12/31/97      $110.00            $82.89               $83.73
1/30/98        $85.88            $79.75               $70.48
2/28/98       $114.29            $88.25               $86.61
3/31/98       $107.58            $80.77               $83.66
4/30/98        $98.27            $74.90               $76.62
5/29/98        $83.74            $60.57               $69.04
6/30/98        $72.75            $54.24               $63.53
7/31/98        $57.28            $44.10               $56.17
8/31/98        $51.32            $29.76               $50.16
9/30/98        $60.82            $40.91               $56.88
10/30/98       $70.51            $50.48               $65.12
11/30/98       $72.47            $53.14               $64.68
12/31/98       $69.86            $46.76               $61.44
1/29/99        $63.27            $45.70               $55.92
2/26/99        $63.43            $44.63               $56.22
3/31/99        $69.67            $47.82               $62.49
4/30/99        $82.25            $62.17               $74.33
5/31/99        $76.94            $57.39               $69.97
6/30/99        $90.35            $74.39               $80.74
7/30/99        $84.95            $60.57               $75.80
8/31/99        $88.77            $61.11               $78.44
9/30/99        $84.11            $56.86               $73.92
10/29/99       $87.65            $59.51               $75.69
11/30/99       $99.29            $68.01               $82.85
12/31/99      $110.11            $72.07               $90.38
1/31/00       $108.99            $69.94               $90.33
2/29/00       $113.38            $73.68               $91.87
3/31/00       $118.43            $75.28               $96.89
4/28/00       $100.86            $64.07               $87.24
5/31/00        $94.69            $62.46               $82.27
6/30/00        $98.52            $66.73               $85.48
7/31/00       $102.07            $69.94               $89.73
8/31/00       $103.94            $71.54               $88.73
9/29/00        $95.34            $66.73               $79.73
10/31/00       $87.40            $64.07               $72.78
11/30/00       $83.00            $61.93               $68.48
12/29/00       $87.30            $60.33               $71.12
1/31/01        $95.81            $71.33               $78.24
2/28/01        $91.42            $67.57               $76.15
3/30/01        $84.59            $60.73               $69.80
4/30/01        $86.09            $63.89               $69.03
5/31/01        $87.12            $66.46               $67.29
6/29/01        $84.69            $66.20               $65.30
7/31/01        $78.98            $60.22               $61.21
8/31/01        $73.10            $54.24               $57.47
9/28/01        $66.37            $50.83               $48.34
10/31/01       $71.51            $51.34               $51.10
11/30/01       $76.18            $55.95               $57.64
12/31/01       $76.09            $56.12               $63.41
1/31/02        $75.34            $55.52               $63.09
2/28/02        $75.53            $57.92               $60.84
3/28/02        $81.23            $63.64               $65.43
4/30/02        $80.95            $64.92               $66.68
5/31/02        $81.88            $65.18               $64.55
6/28/02        $76.65            $58.94               $60.36
7/31/02        $73.94            $54.24               $57.39
8/30/02        $70.29            $53.39               $54.89
9/30/02        $65.71            $49.71               $49.30
10/31/02       $68.42            $52.96               $52.07
11/29/02       $70.48            $55.78               $54.34
12/31/02       $69.82            $55.52               $50.92
1/31/03        $77.58            $62.36               $53.73
2/28/03        $77.30            $66.63               $50.72
3/31/03        $73.94            $64.41               $48.90
4/30/03        $73.75            $63.21               $48.38
5/30/03        $82.63            $65.43               $53.24
6/30/03        $86.93            $73.46               $55.68
7/31/03        $96.93            $80.30               $60.86
8/29/03       $104.13            $88.58               $66.88
9/30/03       $106.37            $86.87               $68.73
10/31/03      $120.30           $116.09               $73.75
11/28/03      $119.37           $114.63               $72.11
12/31/03      $130.21           $154.44               $75.70
1/30/04       $134.88           $129.50               $80.89
2/27/04       $143.95           $141.97               $84.25
3/31/04       $135.35           $123.01               $79.74
4/30/04       $115.81            $91.40               $73.82
5/31/04       $118.43           $104.47               $74.32
6/30/04       $115.63            $97.12               $73.49
7/30/04       $115.63            $90.80               $72.08
8/31/04       $117.59           $102.68               $76.05
9/30/04       $121.80           $100.88               $78.02
10/31/04      $121.33            $99.17               $77.35
11/30/04      $128.81           $111.05               $83.91
12/31/04      $131.42           $109.34               $86.50


* JFC Benchmark: MSCI Golden Dragon Index (Total)
  Prior to March 2001: 25% Taiwan Weighted  Index, 20% BNP Prime Peregrine China
                       Index, 50% MSCI Hong Kong Index, 5% HSBC
  Prior to March 1999: 60% Hong Kong All  Ordinaries Index, 30% Credit  Lyonnais
                       Securities Asia All China B Index, 10% Taiwan Weighted Index
  Prior to January 1997: Peregrine Greater China Index
**Commencement of operations
  Source: JPMorgan Fleming Asset Management


                                     -- 2 --
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JF CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Stockholder,

    After a strong year in the markets of the Greater China Region in 2003, the overall performance of the Region during 2004 has been more sedate. The substantial premium to net asset value at which the Fund's shares traded at the end of 2003 converted to a discount of -9.0% at the end of 2004. This change meant that, even though the net asset value rose by a moderate amount over the year, the share price fell by 29.20% over the same period. This contrasted with a rise in the Fund's benchmark index (The MSCI Golden Dragon Index) of 14.27%. Overall, this is a disappointing result in the light of last year's success.

    Chinese shares ended the year flat, as the correction in October was offset by renewed speculation about a Renminbi revaluation. On the other hand the Renminbi appreciation hopes brought improved liquidity flows to a possible Hong Kong and kept interest rates at a record discount to US rates. The Hong Kong and Taiwan markets rallied at the end of the year, and the New Taiwanese dollar appreciated 6.5% against the US dollar in the final quarter.

    During the year your Board have kept a close eye on the market volatility and the Fund's absolute level of discount, and we will continue to do this going forward.


Respectfully submitted,


/s/ RT. HON. THE EARL OF CROMER
-------------------------------
The Rt. Hon. The Earl of Cromer
Chairman

February 18, 2005



 For more information refer to the website www.jpmorganfleming.com/jfchinaregion


                                     -- 3 --
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JF CHINA REGION FUND, INC.


TOP TEN HOLDINGS
--------------------------------------------------------------------------------

AT DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------
CHEUNG KONG (HOLDINGS)                                                     5.0

    Cheung  Kong  (Holdings)  Limited,   through  its  subsidiaries,
develops and invests in real estate. The Company also provides real estate agency and management services, and invests in securities.

TAIWAN SEMICONDUCTOR MANUFACTURING                                         4.9

    Taiwan Semiconductor Manufacturing Company Limited manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company's integrated circuits are used in computer, communication, consumer electronics, automotive, and industrial equipment industries.

CHINA MOBILE (HONG KONG)                                                   4.8

    China  Mobile  (Hong Kong)  Limited,  through its  subsidiaries,
provides  cellular   telecommunication   services  in  the  People's
Republic of China.

SWIRE PACIFIC 'A'                                                          2.6

    Swire Pacific Limited, through its subsidiaries, operates real estate, aviation, beverage, industrial, marine services, trading and industrial businesses.

WEICHAI POWER 'H'                                                          2.6

    Weichai Power Co., Limited manufactures high-speed heavy-duty diesel engines. The Company's products are used in heavy-duty vehicles, wheel-loaders, bulldozers and road-rollers.

CHINA TELECOM 'H'                                                          2.2

    China Telecom Corporation Limited, through its subsidiaries, provides wire line telephone, data and internet, as well as leased line services in China.

HYSAN DEVELOPMENT                                                          2.0

    Hysan Development Company Limited, through its subsidiaries, invests in real estate. The Company's properties include commercial rental and luxury residential buildings in Hong Kong.


                                     -- 4 --
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JF CHINA REGION FUND, INC.


TOP TEN HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------
HANG LUNG PROPERTIES                                                      2.0

    Hang Lung Properties Limited invests in, develops and manages properties. The Company also manages parking lots.

ANGANG NEW STEEL 'H'                                                      1.9

    Angang New Steel Company Limited produces steel products which include cold rolled sheets, steel rail, pipe billets, wire rods, thick plates and other steel products.

HANG SENG BANK                                                            1.9

    Hang Seng Bank Limited and its subsidiaries  provide banking and related financial services.
--------------------------------------------------------------------------------
TOTAL TOP TEN HOLDINGS                                                   29.9


                                     -- 5 --
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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------
INVESTMENTS IN COMMON STOCKS (UNLESS OTHERWISE NOTED)
-------------------------------------------------------------------------------

CHINA (17.0%)
-------------------------------------------------------------------------------

AIR FREIGHT & COURIERS (1.0%)
   Sinotrans 'H'                                          2,161,000     632,501
-------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
   Weifu High-Technology 'B'                                344,000     288,114
-------------------------------------------------------------------------------

AUTOMOBILES (1.2%)
   Chongqing Changan Automobile 'B'                       1,684,500     769,351
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
*  CCID Consulting 'H'                                    4,200,000     108,070
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
   Lenovo Group                                           1,072,000     320,659
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
   China Telecom 'H'                                      3,784,000   1,387,463
-------------------------------------------------------------------------------

INSURANCE (0.3%)
*  PICC Property and Casualty 'H'                           556,000     193,136
-------------------------------------------------------------------------------

MACHINERY (3.6%)
   Shanghai Zhenhua Port Machinery 'B'                      837,000     650,349
*  Weichai Power 'H'                                        606,000   1,680,139

-------------------------------------------------------------------------------
                                                                      2,330,488
-------------------------------------------------------------------------------

METALS & MINING (1.9%)
   Angang New Steel 'H'                                   2,464,000   1,252,169
-------------------------------------------------------------------------------

OIL & GAS (3.9%)
   China Petroleum and Chemical 'H'                       1,566,000     644,714
   PetroChina 'H'                                         2,298,000   1,226,940
   Sinopec Zhenhai Refining and Chemical 'H'                600,000     621,402
-------------------------------------------------------------------------------
                                                                      2,493,056
-------------------------------------------------------------------------------


                                     -- 6 --
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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
*  Shandong Chenming Paper Holdings 'B'                     354,300     225,177
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
   China Unicom                                           1,248,000     987,450
-------------------------------------------------------------------------------

TOTAL CHINA                                                          10,987,634
-------------------------------------------------------------------------------

HONG KONG (55.3%)
-------------------------------------------------------------------------------

AIRLINES (2.1%)
   Air China                                              1,954,000     754,173
   China Southern Airlines Company, Group 'H'             1,506,000     595,793
-------------------------------------------------------------------------------
                                                                      1,349,966
-------------------------------------------------------------------------------

COMMERCIAL BANKS (4.6%)
   BOC Hong Kong (Holdings)                                 339,000     647,667
   CITIC International Financial Holdings                 1,095,000     486,025
   Dah Sing Financial Group                                  80,000     620,115
   Hang Seng Bank                                            89,300   1,240,796
-------------------------------------------------------------------------------
                                                                      2,994,603
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
   TPV Technology                                         1,068,000     638,924
-------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
*  COSCO International Holdings                           2,894,000     513,810
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.9%)
   Hung Hing Printing Group                                 418,000     311,910
   Singamas Container Holdings                            1,654,000     909,698
-------------------------------------------------------------------------------
                                                                      1,221,608
-------------------------------------------------------------------------------

DISTRIBUTORS (1.3%)
   China Resources Enterprises                              544,000     850,355
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
   China Netcom Group Corporation (Hong Kong)               525,000     712,586
-------------------------------------------------------------------------------


                                     -- 7 --

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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
   China Resources Power Holdings                           602,000     327,226
   Foshan Electrical & Lighting B                           168,100     192,263
   Hong Kong Electric Holdings                              256,500   1,171,497
-------------------------------------------------------------------------------
                                                                      1,690,986
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
   Digital China Holdings                                 1,704,000     465,858
-------------------------------------------------------------------------------

FOOD PRODUCTS (0.0%)
*  Global Bio-chem Technology Group Warrants --
     expire 05/31/2007                                      150,250       7,152
-------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT & SUPPLIES (0.6%)
   Hengan International Group                               564,000     370,062
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
*  Macau Success                                          3,400,000     686,758
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
   Dickson Concepts (International)                         334,500     451,867
   Skyworth Digital Holdings++                            3,892,456     681,064
-------------------------------------------------------------------------------
                                                                      1,132,931
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
   Hutchison Whampoa                                        118,000   1,104,435
-------------------------------------------------------------------------------

METALS & MINING (1.5%)
   Zijin Mining Group                                     2,100,000     952,366
-------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
*  Health Asia MediCentres Beijing++                      1,000,000           0
-------------------------------------------------------------------------------

MULTILINE RETAIL (1.8%)
   Aeon Stores (Hong Kong)                                  760,000     826,220
   Lifestyle International Holdings                         212,000     315,023
-------------------------------------------------------------------------------
                                                                      1,141,243
-------------------------------------------------------------------------------


                                     -- 8 --

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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

OIL & GAS (1.7%)
   CNOOC                                                  2,022,000   1,086,083
-------------------------------------------------------------------------------

REAL ESTATE (18.8%)
   Cheung Kong (Holdings)                                   320,000   3,190,634
   Far East Consortium International                      1,314,000     566,325
   Hang Lung Properties                                     832,000   1,284,488
   Henderson Investments                                    218,000     318,330
   Henderson Land                                            61,000     317,056
   Hysan Development Company                                622,419   1,309,260
   New World Development Company                            886,000     991,695
   Sung Hung Kai Properties                                 116,000   1,160,336
   Swire Pacific 'A'                                        203,000   1,697,597
   Wharf (Holdings)                                         180,000     629,893
   Wheelock and Company                                     387,000     637,304
-------------------------------------------------------------------------------
                                                                     12,102,918
-------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
   Giordano International                                 1,098,000     688,656
-------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (4.4%)
   China Merchants Holdings International                   576,000   1,085,639
   Cosco Pacific                                            352,000     729,111
   GZI Transport                                          1,572,000     465,164
   Hopewell Holdings                                        207,000     531,298
-------------------------------------------------------------------------------
                                                                      2,811,212
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.8%)
   China Mobile (Hong Kong)                                 918,500   3,113,760
-------------------------------------------------------------------------------

TOTAL HONG KONG                                                      35,636,272
-------------------------------------------------------------------------------


                                     -- 9 --

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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

SINGAPORE (0.8%)
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
   Full Apex Holdings                                     2,000,000     496,202
-------------------------------------------------------------------------------

TOTAL SINGAPORE                                                         496,202
-------------------------------------------------------------------------------

SOUTH KOREA (1.0%)
-------------------------------------------------------------------------------

MARINE (1.0%)
   Hanjin Shipping                                           29,300     679,289
-------------------------------------------------------------------------------

TOTAL SOUTH KOREA                                                       679,289
-------------------------------------------------------------------------------

TAIWAN (22.7%)
-------------------------------------------------------------------------------

AIRLINES (0.0%)
   EVA Airways                                                  727         357
-------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
   Chinatrust Financial Holding                                 826         985
*  Cosmos Bank Taiwan                                     1,095,000     530,450
   Polaris Securities Company                               356,000     199,333
   Taishin Financial Holdings Company                       347,000     325,279
   Yuanta Securities Company                                 37,974      28,788
-------------------------------------------------------------------------------
                                                                      1,084,835
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.8%)
   Asustek Computer Incorporated                            195,000     518,323
-------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
   Acer Incorporated                                        198,000     326,990
-------------------------------------------------------------------------------


                                    -- 10 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5 9%)
   Au Optronics Corporation                                 833,000   1,202,727
   Chi Mei Optoelectronics Corporation                      235,000     316,389
*  Hannstar Display Corporation                           1,029,000     339,871
   Hon Hai Precision Industry                               237,000   1,095,911
   Phoenix Precision Technology Corporation                 901,000     530,000
   Synnex Technology International                          222,000     327,518
-------------------------------------------------------------------------------
                                                                      3,812,416
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
   Nien Made Enterprise                                      60,000      94,369
-------------------------------------------------------------------------------

INSURANCE (0.8%)
*  Cathay Financial Holding GDR                              26,618     539,014
-------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.0%)
   Premier Image Technology                                     650         640
-------------------------------------------------------------------------------

METALS & MINING (0.5%)
   China Steel                                              298,000     335,590
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
   Chung Hwa Pulp                                           414,500     217,746
   Yuen Foong Yu Manufacturing Company                      406,000     223,498
-------------------------------------------------------------------------------
                                                                        441,244
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.2%)
   Advanced Semiconductor Engineering                       437,000     329,915
   Chipbond Technology Corporation                        1,017,000   1,020,519
   Novatek Microelectronics Corporation                     288,000   1,005,599
   Taiwan Semiconductor Manufacturing                     2,003,184   3,182,158
*  United Microelectronics                                      320         206
*  Windbond Electronics                                   1,001,000     401,471
-------------------------------------------------------------------------------
                                                                      5,939,868
-------------------------------------------------------------------------------

SOFTWARE (0.6%)
   Soft-World International                                 206,778     393,523
-------------------------------------------------------------------------------


                                    -- 11 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
AT DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        Market
                                                          Holdings       Value
Description                                              (in shares)   (in US$)
-------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
   Far East Department Stores                             1,406,000     804,945
   Pou Chen                                                     899         797
-------------------------------------------------------------------------------
                                                                        805,742
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   Far EasTone Telecommunications                               900       1,090
   Taiwan Cellular                                          293,000     327,194
-------------------------------------------------------------------------------
                                                                        328,284
-------------------------------------------------------------------------------

TOTAL TAIWAN                                                         14,621,195
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN COMMON STOCKS
   (96.8% of Net Assets) (Cost $56,500,562)                          62,420,592
===============================================================================

Other assets in excess of liabilities (3.2% of Net Assets)            2,067,379
===============================================================================

NET ASSETS (100.0%)                                                  64,487,971
===============================================================================

Aggregate cost for Federal income tax purposes is $56,594,751.
The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                      7,188,633
Excess of cost over market value                                     (1,362,792)
-------------------------------------------------------------------------------

Net unrealized gain                                                   5,825,841
===============================================================================

    B -- Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock
         Exchange.
    H -- Chinese security traded on Hong Kong Stock Exchange.
    GDR -- Global Depository Receipts
 * Non-income producing security.
++ At fair value as determined under the supervision of the Board of Directors.


                 See accompanying notes to financial statements.


                                    -- 12 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
AT DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        (in US$)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $56,500,562)                             62,420,592
Cash (including foreign currencies with a cost of $1,369,598
  and value of $1,383,860)                                            1,720,212
Receivable for securities sold                                        1,568,879
Dividend receivable                                                      30,187
Prepaid expenses                                                         55,125
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         65,794,995
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for securities purchased                                        843,663
Due to Investment Advisor                                               155,151
Accrued expenses payable                                                308,210
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     1,307,024
--------------------------------------------------------------------------------
NET ASSETS                                                           64,487,971
================================================================================

NET ASSETS CONSIST OF:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,585,160 shares issued and outstanding)                              45,852
Paid-in capital                                                      96,142,005
Undistributed net investment income                                     266,945
Accumulated realized loss on investments
   and foreign currency transactions                                (37,901,947)
Accumulated net unrealized appreciation on investments,
   and foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                  5,935,116

--------------------------------------------------------------------------------
NET ASSETS                                                           64,487,971
================================================================================
NET ASSET VALUE PER SHARE ($64,487,971 / 4,585,160)                       14.06
================================================================================


                 See accompanying notes to financial statements.


                                    -- 13 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        (in US$)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (Net of foreign withholding tax of $98,049)                 1,539,709
Interest (Net of foreign withholding tax of $250)                        17,097
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               1,556,806
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                614,384
Administration and accounting fees                                      138,000
Legal fees                                                              129,749
Directors' fees and expenses                                            134,614
Custodian fees                                                          119,700
Shareholder service fees                                                 63,835
Insurance                                                                52,807
Shareholder report and expenses                                          33,499
Audit fees                                                               37,999
NYSE listing fee                                                         25,000
Other expenses                                                           15,001
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                        1,364,588
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                   192,218
================================================================================

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
--------------------------------------------------------------------------------
NET REALIZED GAIN
   Investments                                                       13,640,006
   Foreign currency transactions                                         83,708
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
   Investments and foreign currency holdings and
      other assets and liabilities denominated
      in foreign currencies                                         (13,310,596)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                    413,118
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        605,336
================================================================================


                 See accompanying notes to financial statements.


                                    -- 14 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------
                                                                  Year Ended              Year Ended
                                                               December 31, 2004       December 31, 2003
                                                                   (in US$)                (in US$)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment income (loss)                                   192,218                 (89,574)
      Net realized gain on investment transactions                13,640,006              11,397,110
      Net realized gain on foreign currency transactions              83,708                  12,285
      Net change in unrealized appreciation (depreciation)
        on investments, foreign currency holdings and
        other assets and liabilities denominated in
        foreign currencies                                       (13,310,596)             18,324,290
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              605,336              29,644,111
--------------------------------------------------------------------------------------------------------

CAPITAL SHARES REPURCHASED                                                --                 (10,191)
========================================================================================================
TOTAL INCREASE IN NET ASSETS                                         605,336              29,633,920
   Net Assets:
   Beginning of year                                              63,882,635              34,248,715
--------------------------------------------------------------------------------------------------------
   End of year                                                    64,487,971              63,882,635
========================================================================================================


                 See accompanying notes to financial statements.


                                    -- 15 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                               For the        For the        For the        For the        For the
                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                            December 31,   December 31,   December 31,   December 31,   December 31,
                                                2004           2003           2002           2001           2000
                                              (in US$)       (in US$)       (in US$)       (in US$)       (in US$)
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                           13.93           7.47            8.14           9.34          11.78
====================================================================================================================
Net investment income
   (loss)                                       0.04          (0.02)          (0.04)         (0.11)         (0.06)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                         0.09           6.48           (0.66)         (1.31)         (2.73)
--------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                                   0.13           6.46           (0.70)         (1.42)         (2.79)
====================================================================================================================
Dilutive Effect of Capital
   shares repurchased                             --             --*           0.03           0.22           0.35
====================================================================================================================
NET ASSET VALUE, END OF
   YEAR                                        14.06          13.93            7.47           8.14           9.34
====================================================================================================================
Market value, end of
   year                                        12.80          18.08            6.50           6.57           7.06
====================================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value                     (29.2%)         178.2%           (1.1%)         (6.9%)        (16.3%)
   Per share net asset
      value                                     0.9%           86.5%           (8.2%)        (12.8%)        (20.7%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                   64,487,971     63,882,635      34,248,715     38,169,881     56,150,319
Ratios of total expenses
   to average net assets                        2.22%          2.54%           2.62%          3.51%+         2.02%
Ratios of net investment
   income (loss) to
   average net assets                           0.31%         (0.19%)         (0.44%)        (1.25%)        (0.36%)
Portfolio turnover rate                        168.6%         162.5%          245.0%         212.1%          94.8%
Number of shares
   outstanding at end of
   year (in thousands)                         4,585          4,585           4,587          4,689          6,012

* Less than $0.01 per share.
+ The ratio of total  expenses  to average  net assets for the year ended  December  31, 2001 is higher than that of previous  years as a result of the  expenses  incurred in relation to a tender  offer and share  repurchases  that decreased the size of the Fund following similar actions in the previous year.

                 See accompanying notes to financial statements.


                                    -- 16 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2004
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL

      JF China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

      i)  SECURITY VALUATION

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      ii) FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

             o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

             o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly,


                                    -- 17 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments. Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

     iii) DISTRIBUTION OF INCOME AND GAINS

          The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      vi) OTHER

          Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

3.    INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      During the year ended December 31, 2004, the Fund made purchases of $99,238,314 and sales of $99,650,333 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY AND OTHER SERVICE PROVIDER TRANSACTIONS

      i) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets.

      ii) During the year ended December 31, 2004, the Fund paid $56,758 in brokerage commissions to J.P. Morgan Chase Group companies and affiliated brokers/dealers.


                                    -- 18 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     iii) OTHER SERVICE PROVIDERS

          PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses.

5.    CAPITAL SHARE TRANSACTIONS

      On September 9, 2004 the Fund's Board renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      i)  SHARE REPURCHASE PROGRAM

          The Fund was authorized to repurchase up to 460,761 shares (10% of its issued and outstanding shares) in the open market through July 22, 2003. On July 23, 2003, the Fund's Board of Directors approved a new 10% share repurchase program which authorized the Fund to repurchase up to 458,516 shares in the open market during 2003 and 2004. The Fund's Board of Directors extended the share repurchase program through September 9, 2005.

          The Fund is authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 9, 2005. Repurchases can be made only when the Fund's shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund's stockholders.

          During the year ended December 31, 2003, the Fund paid $10,191 to repurchase 1,550 shares at a per-share weighted average discount to net asset value of 13.07%.

          During the year ended December 31, 2004, the Fund did not participate in the share repurchase program.

6.    RISKS AND UNCERTAINTIES

      i)  FOREIGN TRANSACTIONS

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.


                                    -- 19 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


      ii) OTHER

          In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7.    TAX STATUS

      i)  U.S. FEDERAL INCOME TAXES

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

          At December 31, 2004, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

          Tax basis Ordinary Income                                                $    266,945
                                                                                   ------------
          Tax basis capital loss carryforward .............    $(37,807,758)
          Plus/Less:cumulative timing differences--
            wash sales ....................................         (94,189)
                                                               ------------
          Accumulated capital loss ........................................         (37,901,947)
                                                                                   ------------
          Book unrealized foreign exchange gain ...........................                 824
                                                                                   ------------
          Book unrealized appreciation on foreign currencies ..............              14,262
                                                                                   ------------
          Tax unrealized appreciation .....................    $  5,825,841
          Plus/Less:cumulative timing differences--
            wash sales ....................................          94,189
                                                               ------------
          Unrealized appreciation .........................................           5,920,030
                                                                                   ------------
          Net assets (excluding paid-in capital) ..........................        $(31,699,886)
                                                                                   ============

          The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to wash sales.

          Net Asset Value .................................................        $ 64,487,971
          Paid-in Capital .................................................         (96,187,857)
                                                                                   ------------
          Net assets (excluding paid-in capital) ..........................        $(31,699,886)
                                                                                   ============

                                    -- 20 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------


          As of December 31, 2004, the Fund had capital loss carryforwards for federal income tax purposes of $37,807,758, of which $18,740,960 expires in 2005, $11,676,567 expires in 2006, $3,780,058 expires in
          2008 and $3,610,173 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

          During the year ended December 31, 2004, the Fund reclassified $83,708 from accumulated net realized loss on investments to accumulated net investment income as a result of permanent book and tax differences relating to realized foreign currency gains. Net assets were not affected by the reclassifications.


                                    -- 21 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of JF China Region Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 11, 2005


                                    -- 22 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


RESULTS OF THE ANNUAL STOCKHOLDERS MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Fund held its annual stockholders meeting on May 13, 2004. At this meeting, stockholders elected the following nominees to the Fund's Board of Directors. Stockholders also voted on a proposal to change the Fund's fundamental policies to permit the Fund to borrow up to 20% of the Fund's net assets (not including the amount borrowed) for investment purposes, which was not approved.

      I)  ELECTION OF DIRECTORS

   NOMINEE                VOTES FOR     VOTES ABSTAINED     NON-VOTING SHARES   TOTAL VOTING SHARES
   -------                ---------     ---------------     -----------------   -------------------
   A. Douglas Eu          3,126,637         97,542              1,360,981            4,585,160
   Simon J. Crinage       3,126,534         97,645              1,360,981            4,585,160

      II) PROPOSAL TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL POLICIES TO PERMIT THE FUND TO BORROW UP TO 20% OF THE FUND'S NET ASSETS (NOT INCLUDING THE AMOUNT BORROWED) FOR INVESTMENT PURPOSES

           VOTES FOR    VOTES AGAINST     VOTES ABSTAINED     NON-VOTING SHARES     TOTAL VOTING SHARES
           ---------    -------------     ---------------     -----------------     -------------------
           1,034,859       386,219            241,099             2,922,983              4,585,160

OTHER INFORMATION
--------------------------------------------------------------------------------

On July 15, 2002, the Board of Directors amended the Fund's investment policy to require that, under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, be invested in equity securities issued by China Region companies or China Region associated companies (the policy previously had a 65% requirement).

INFORMATION ABOUT PORTFOLIO HOLDINGS
The Fund  files  its  complete  schedule  of  portfolio  holdings  with the U.S.
Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 202-942-8088, and on the Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 202-942-8088, and on the Commission's website at http://www.sec.gov.

CERTIFICATIONS
Simon J. Crinage, as the Fund's President, has certified to the New York Stock Exchange that, as of May 26, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.


                                    -- 23 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


FUND MANAGEMENT
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                       TERM OF                                             PORTFOLIOS IN             OTHER
                                     OFFICE AND                                            FUND COMPLEX          TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND         LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
  POSITION(S) WITH FUND                SERVED 1              DURING PAST 5 YEARS             DIRECTOR 2        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer    Since 1994      Chairman of the Board of the Fund;             1       Director of Schroder Asia
(June 3, 1946)                                     Chief Executive Officer of Cromer                      Pacific Fund Limited,
Finsbury Dials                                     Associates Limited (family business);                  Business Link Somerset
20 Finsbury Street                                 Chairman of Lloyd George-Standard                      Limited and Western
London, EC2Y 9AQ                                   Chartered China Fund Limited and                       Provident Association;
United Kingdom                                     Philippine Discovery Investment Company                former Director of
Chairman and Director, Class I                     Limited (consulting).                                  Inchcape Pacific Limited,
                                                                                                          A1HQ.com Inc. and Korea
                                                                                                          Asia Fund Limited.
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton            Since 1994      Director of Citic Pacific Limited              1       See Principal Occupation
(October 4, 1941)                                  (infrastructure), Cosco Pacific Limited
P.O. Box 12343                                     (container shipping), Espirit Holdings
General Post Office                                Limited (clothing retail), Shangri-La
Hong Kong                                          Asia Limited (hotels) and Octopus Cards
Director, Class I                                  Limited (financial services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                  Since 1998      Chief Executive Officer of 3a Asset            1       Director of Korea Fund,
(August 7, 1944)                                   Management Limited; Director and                       Inc. and 3a Global Growth
10 Frere Felix de Valois Street                    Chairman of Morgan's Walk Properties                   Fund Limited.
Port Louis, Mauritius                              Limited.
Director, Class III
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                      Since 1997      Treasurer of the Fund; Director, Chief         1       None
(August 27, 1961)                                  Operations Officer and Secretary of the
21st Floor, Chater House                           Investment Adviser; Chief Executive
8 Connaught Road                                   Officer of JF Funds; Director of JF
Central, Hong Kong                                 Asset Management Limited and Ayudhya JF
Treasurer and Director, Class II                   Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage                   Since 2003      President of the Fund; Vice President,         1       None
(May 10, 1965)                                     JPMorgan Fleming Asset Management since
Finsbury Dials, 20 Finsbury Street                 September 2000. Prior to that, Director
London EC2Y 9AQ                                    of J.P. Morgan Fleming Asset Management
United Kingdom                                     (UK) Limited.
President and Director, Class III
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Philip Jones                       Since 2004      Secretary of the Fund; Associate              N/A      N/A
(April 4, 1948)                                    JPMorgan Fleming Asset Management since
Finsbury Dials, 20 Finsbury Street                 March 2003. Prior to that, Senior
London EC2Y 9AQ                                    Associate of the ING Group
United Kingdom
Secretary
------------------------------------------------------------------------------------------------------------------------------------

1 Number I, II or III below a director's name indicates whether he serves in Class I, II, or III or the Board of Directors. Class
  III directors will be elected for three-year terms as of the 2005 Annual Meeting. Class I directors will serve until the 2006
  Annual Meeting with the position then becoming one for subsequent three-year terms. Class II directors will serve until the 2007
  Annual Meeting with the position then becoming one for subsequent three-year terms.
2 The Fund is the only fund in the Fund Complex.

                                    -- 24 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

   a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution
      Plan).

   b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT THE PLAN AGENT:

   EquiServe Trust Company N.A.
   P. O. Box 43010
   Providence, RI 02940-3010
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


                                    -- 25 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS           THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                                 CHAIRMAN OF THE BOARD
                                 A. Douglas Eu - Director and Treasurer
                                 Simon J. Crinage - Director and President
                                 Alexander R. Hamilton - Director
                                 Julian M. I. Reid - Director
                                 Philip Jones - Secretary

INVESTMENT ADVISER               JF INTERNATIONAL MANAGEMENT INC.
                                 P.O. Box 3151
                                 Road Town, Tortola
                                 British Virgin Islands

ADMINISTRATOR                    PFPC INC.
                                 301 Bellevue Parkway
                                 Wilmington, Delaware 19809
                                 U.S.A.

CUSTODIAN                        CITIBANK N.A.
                                 NEW YORK:
                                 111 Wall Street, 16th Floor
                                 New York, New York 10005
                                 U.S.A.

                                 HONG KONG:
                                 Citibank Tower
                                 Citibank Plaza
                                 3 Garden Road
                                 Hong Kong

INDEPENDENT REGISTERED           PRICEWATERHOUSECOOPERS LLP
PUBLIC ACCOUNTING FIRM           Two Commerce Square
                                 2001 Market Street
                                 Philadelphia, Pennsylvania 19103
                                 U.S.A.

LEGAL COUNSEL                    CLEARY GOTTLIEB STEEN & HAMILTON LLP
                                 NEW YORK:
                                 1 Liberty Plaza
                                 New York, New York 10006
                                 U.S.A.

                                 HONG KONG:
                                 Bank of China Tower
                                 1 Garden Road
                                 Hong Kong

REGISTRAR, TRANSFER AGENT, AND   EQUISERVE TRUST COMPANY N.A.
DIVIDEND PAYING AGENT            P. 0. Box 43010
                                 Providence, RI 02940-3010
                                 U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

WWW.JPMORGANFLEMING.COM/JFCHINAREGION


                                    -- 26 --


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,750 for 2004 and $35,000 for 2003.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2003.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2004 and $0 for 2003.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              The registrant's Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c) Not applicable.

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
The Rt. Hon. The Earl of Cromer, Alexander Reid Hamilton and Julian I.M. Reid.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.




--------------------------------------------------------------------------------

               GLOBAL PROXY VOTING
               PROCEDURES AND GUIDELINES


               2004 EDITION

               OCTOBER 29, 2004








[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT

               PX-PROC-1004
               01766

[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT


TABLE OF CONTENTS - GLOBAL
--------------------------


PART I:  JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES

         A. OBJECTIVE..........................................................3
         B. PROXY COMMITTEE....................................................3
         C. THE PROXY VOTING PROCESS.........................................3-4
         D. MATERIAL CONFLICTS OF INTEREST.....................................5
         E. ESCALATION OF MATERIAL CONFLICTS OF INTEREST.......................5
         F. RECORDKEEPING......................................................6
            EXHIBIT A..........................................................6


PART II: JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES

         A. NORTH AMERICA...................................................8-21
            Table of Contents...............................................9-10
            Guidelines.....................................................11-21

         B. EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA
            AND SOUTH AMERICA..............................................22-33
            Table of Contents.................................................23
            Guidelines.....................................................24-33

         C. ASIA (EX-JAPAN)................................................34-42
            Table of Contents.................................................35
            Guidelines.....................................................36-42

         D. JAPAN..........................................................43-44







                     JPMorgan Fleming Corporate Governance                Page 2

[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT


PART I: JP MORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY VOTING PROCEDURES
        -----------------------------------------------------------------

A.   OBJECTIVE

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.   PROXY COMMITTEE

     To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.   THE PROXY VOTING PROCESS 2

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     -----------------------
     1 The Washington Management Group votes proxies for the JPMorgan Value Opportunities Fund in accordance with their own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant.

     2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.   THE PROXY VOTING PROCESS - CONTINUED

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

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D.   MATERIAL CONFLICTS OF INTEREST

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o    removing certain JPMFAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

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F.   RECORDKEEPING

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o    a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
     o    a copy of each proxy statement received on behalf of JPMFAM clients;
     o    a record of each vote cast on behalf of JPMFAM client holdings;
     o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
     o a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and
     o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

                                   EXHIBIT A
                                   ---------

     Banc One High Yield Partners, LLC
     Banc One Investment Advisors Corporation
     Bank One Trust Company, NA
     J.P. Morgan Chase Bank
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     J.P. Morgan Investment Management Inc.
     J.P. Morgan Investment Management Limited
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited
     JF International Management Inc.



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PART II: PROXY VOTING GUIDELINES
--------------------------------


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.







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PART II.A: NORTH AMERICA PROXY VOTING
-------------------------------------

















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
PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS
-----------------------------------------------------
1.   UNCONTESTED DIRECTOR ELECTIONS...........................................................11

2.   PROXY CONTESTS...........................................................................11
     a. Election of Directors.................................................................11
     b. Reimburse Proxy Solicitation Expenses.................................................11

3.   RATIFICATION OF AUDITORS.................................................................11

4.   PROXY CONTEST DEFENSES................................................................12-13
     a. Board Structure: Staggered vs. Annual Elections.......................................12
     b. Shareholder Ability to Remove Directors...............................................12
     c. Cumulative Voting.....................................................................12
     d. Shareholder Ability to Call Special Meeting...........................................13
     e. Shareholder Ability to Act by Written Consent.........................................13
     f. Shareholder Ability to Alter the Size of the Board....................................13

5.   TENDER OFFER DEFENSES.................................................................13-14
     a. Poison Pills..........................................................................13
     b. Fair Price Provisions.................................................................13
     c. Greenmail.............................................................................13
     d. Unequal Voting Rights.................................................................13
     e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.................13
     f. Supermajority Shareholder Vote Requirement to Approve Mergers.........................14

6.   MISCELLANEOUS BOARD PROVISIONS........................................................14-15
     a. Separate Chairman and CEO Positions...................................................14
     b. Lead Directors and Executive Sessions.................................................14
     c. Majority of Independent Directors.....................................................14
     d. Stock Ownership Requirements..........................................................14
     e. Term of Office........................................................................15
     f. Director and Officer Indemnification and Liability Protection.........................15
     g. Board Size............................................................................15

7.   MISCELLANEOUS GOVERNANCE PROVISIONS...................................................15-16
     a. Independent Nominating Committee......................................................15
     b. Confidential Voting...................................................................15
     c. Equal Access..........................................................................15
     d. Bundled Proposals.....................................................................15
     e. Charitable Contributions..............................................................15
     f. Date/Location of Meeting..............................................................15
     g. Include Nonmanagement Employees on Board..............................................16
     h. Adjourn Meeting if Votes are Insufficient.............................................16
     i. Other Business........................................................................16
     j. Disclosure of Shareholder Proponents..................................................16

8.   CAPITAL STRUCTURE.....................................................................16-17
     a. Common Stock Authorization............................................................16
     b. Stock Distributions: Splits and Dividends.............................................16
     c. Reverse Stock Splits..................................................................16
     d. Blank Check Preferred Authorization...................................................16
     e. Shareholder Proposals Regarding Blank Check Preferred Stock...........................16
     f. Adjustments to Par Value of Common Stock..............................................16
     g. Restructurings/Recapitalizations......................................................17
     h. Share Repurchase Programs.............................................................17
     i. Targeted Share Placements.............................................................17


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
PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS
-----------------------------------------------------
9.   EXECUTIVE AND DIRECTOR COMPENSATION...................................................17-18
     a. Stock-based Incentive Plans........................................................17-18
     b. Approval of Cash or Cash-and-Stock Bonus Plans........................................18
     c. Shareholder Proposals to Limit Executive and Director Pay.............................18
     d. Golden and Tin Parachutes.............................................................18
     e. 401(k) Employee Benefit Plans.........................................................18
     f. Employee Stock Purchase Plans.........................................................18
     g. Option Expensing......................................................................18
     h. Option Repricing......................................................................18
     i. Stock Holding Periods.................................................................18

10.  INCORPORATION............................................................................19
     a. Reincorporation Outside of the United States..........................................19
     b. Voting on State Takeover Statutes.....................................................19
     c. Voting on Reincorporation Proposals...................................................19

11.  MERGERS AND CORPORATE RESTRUCTURINGS.....................................................19
     a. Mergers and Acquisitions..............................................................19
     b. Nonfinancial Effects of a Merger or Acquisition.......................................19
     c. Corporate Restructuring...............................................................19
     d. Spin-offs.............................................................................19
     e. Asset Sales...........................................................................19
     f. Liquidations..........................................................................19
     g. Appraisal Rights......................................................................19
     h. Changing Corporate Name...............................................................19

12.  SOCIAL AND ENVIRONMENTAL ISSUES.......................................................19-20
     a. Energy and Environment................................................................19
     b. Northern Ireland......................................................................20
     c. Military Business.....................................................................20
     d. International Labor Organization Code of Conduct......................................20
     e. Promote Human Rights in China, Nigeria, and Burma.....................................20
     f. World Debt Crisis.....................................................................20
     g. Equal Employment Opportunity and Discrimination.......................................20
     h. Animal Rights.........................................................................20
     i. Product Integrity and Marketing.......................................................20
     j. Human Resources Issues................................................................20
     k. Link Executive Pay with Social and/or Environmental Criteria..........................20

13.  FOREIGN PROXIES..........................................................................21

14.  PRE-SOLICITATION CONTACT.................................................................21


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PART II.A: NORTH AMERICA GUIDELINES
-----------------------------------

1.   UNCONTESTED DIRECTOR ELECTIONS
     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLD votes from directors who sit on more than six boards; or

     8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph).

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   PROXY CONTESTS
     2A. ELECTION OF DIRECTORS
     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2B. REIMBURSE PROXY SOLICITATION EXPENSES
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3.   RATIFICATION OF AUDITORS
     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


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4.   PROXY CONTEST DEFENSES
4A.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4C. CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).


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     4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES
     5A. POISON PILLS
     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeoversituations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5B. FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5C. GREENMAIL
     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5D. UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


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     5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     6. MISCELLANEOUS BOARD PROVISIONS
     6A. SEPARATE CHAIRMAN AND CEO POSITIONS
     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

          o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

               (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

               (2) Serves as liaison between the chairman and the independent directors,

               (3)  Approves information sent to the board,

               (4)  Approves meeting agendas for the board,

               (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

               (6) Has the authority to call meetings of the independent directors, and

               (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

          o    2/3 of independent board;

          o    All-independent key committees;

          o    Committee chairpersons nominated by the independent directors;

          o CEO performance is reviewed annually by a committee of outside directors; and

          o    Established governance guidelines.

     6B. LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6C. MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6D. STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.



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     6E. TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6G. BOARD SIZE
     Vote FOR proposals to limit the size of the board to 15 members.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS
     7A. INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.

     7B. CONFIDENTIAL VOTING
     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7C. EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7D. BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7E. CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7F. DATE/LOCATION OF MEETING
     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.


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     7G. INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7H. ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7I. OTHER BUSINESS
     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J. DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8A. COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8C. REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8D. BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8F. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.


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     8G. RESTRUCTURINGS/RECAPITALIZATIONS
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

     8H. SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8I. TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.


9.   EXECUTIVE AND DIRECTOR COMPENSATION
     9A. STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis.


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     9A. STOCK-BASED INCENTIVE PLANS - CONTINUED
     For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

     We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options become a common practice within the sector.

     9B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9C. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9D. GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9E. 401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9F. EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9G. OPTION EXPENSING
     Generally, vote FOR shareholder proposals to expense fixed-price options.

     Vote AGAINST shareholder proposals to expense fixed-price options in technology sectors.

     9H. OPTION REPRICING
     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9I. STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.


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10.  INCORPORATION
     10A. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10B. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10C. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  MERGERS AND CORPORATE RESTRUCTURINGS
     11A. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11C. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11D. SPIN-OFFS
     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11E. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11F. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11G. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11H. CHANGING CORPORATE NAME
     Vote FOR changing the corporate name.

12.  SOCIAL AND ENVIRONMENTAL ISSUES
     12A. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.


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     12B. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12C. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT
     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12F. WORLD DEBT CRISIS
     Vote CASE-BY-CASE on proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12H. ANIMAL RIGHTS
     Vote CASE-BY-CASE on proposals that deal with animal rights.

     12I. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12J. HUMAN RESOURCES ISSUES
     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.



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13.  FOREIGN PROXIES
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  PRE-SOLICITATION CONTACT
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?
     The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.





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PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
           ------------------------------------------------
           SOUTH AMERICA PROXY VOTING
           --------------------------











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PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
           ------------------------------------------------
           SOUTH AMERICA GUIDELINES TABLE OF CONTENTS
           ------------------------------------------

1.   REPORTS & ACCOUNTS.....................................................24
     a. Annual Report.......................................................24
     b. Remuneration Report.................................................24

2.   DIVIDENDS..............................................................24

3.   AUDITORS...............................................................24
     a. Auditor Independence................................................24
     b. Auditor Remuneration................................................24

4.   BOARDS..............................................................25-26
     a. Chairman & CEO......................................................25
     b. Board Structure.....................................................25
     c. Board Size..........................................................25
     d. Board Independence..................................................25
     e. Board Committees.................................................25-26

5.   DIRECTORS ..........................................................26-27
     a. Directors' Contracts................................................26
     b. Executive Director Remuneration.....................................26
     c. Director Liability..................................................27
     d. Directors over 70...................................................27

6.   NON-EXECUTIVE DIRECTORS ...............................................27
     a. Role of Non-Executive Directors.....................................27
     b. Director Independence...............................................27
     c. Non-Executive Director Remuneration.................................27
     d. Multiple Directorships..............................................27
     e. Investment Trust Directors..........................................27

7.   ISSUE OF CAPITAL.......................................................28
     a. Issue of Equity.....................................................28
     b. Issue of Debt.......................................................28
     c. Share Repurchase Programmes.........................................28

8.   MERGERS/ACQUISITIONS...................................................28

9.   VOTING RIGHTS..........................................................28

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS).......................29
     a. Share Options.......................................................29
     b. Long-Term Incentive Plans (L-TIPs)..................................29

11.  OTHERS..............................................................29-30
     a. Poison Pills........................................................29
     b. Composite Resolutions...............................................30
     c. Social/Environmental Issues.........................................30
     d. Charitable Issues...................................................30
     e. Political Issues....................................................30

12.  ACTIVISM............................................................30-32
     a. Shareholder Activism and Company Engagement.........................30
     b. Activism Policy..................................................31-32

13.  SUSTAINABILITY......................................................32-33
     a. Sustainability Statement............................................32
     b. Sustainability Policy............................................32-33


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PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
           ------------------------------------------------
           SOUTH AMERICA GUIDELINES
           ------------------------

1.   REPORTS & ACCOUNTS
     1A. ANNUAL REPORT
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     1B. REMUNERATION REPORT
     The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors' emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

     SEE EXECUTIVE DIRECTOR REMUNERATION

2.   DIVIDENDS
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS
     3A. AUDITOR INDEPENDENCE
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

     3B. AUDITOR REMUNERATION
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     SEE AUDIT COMMITTEE


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4.   BOARDS
     4A. CHAIRMAN & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4B. BOARD STRUCTURE
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should beded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4C. BOARD SIZE
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4D. BOARD INDEPENDENCE
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     SEE NON EXECUTIVE DIRECTORS

     4E. BOARD COMMITTEES
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (I)  NOMINATION COMMITTEE
               There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

          (II) REMUNERATION COMMITTEE
               Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

               Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

               SEE REMUNERATION REPORT


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     4E. BOARD COMMITTEES - CONTINUED

         (III) AUDIT COMMITTEE

               An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS
     5A. DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re- election of any director who is a member of the Remuneration Committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

     5B. EXECUTIVE DIRECTOR REMUNERATION
     Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     SEE STOCK OPTIONS AND LONG-TERM INCENTIVE PLANS (L-TIPS)

     SEE REMUNERATION REPORT


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     5C. DIRECTOR LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5D. DIRECTORS OVER 70
     While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.   NON-EXECUTIVE DIRECTORS
     6A. ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B. DIRECTOR INDEPENDENCE
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6C. NON-EXECUTIVE DIRECTOR REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6D. MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

     6E. INVESTMENT TRUST DIRECTORS

     In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.


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7.   ISSUE OF CAPITAL
     7A. ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7B. ISSUE OF DEBT
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C. SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.


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10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
     10A. SHARE OPTIONS
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS
     11A. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

     JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.


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     11B. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11C. SOCIAL/ENVIRONMENTAL ISSUES
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's Sustainability Policy.

     SEE SUSTAINABILITY

     11D. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11E. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  ACTIVISM
     12A. SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
     In November 2002, the Institutional Shareholders' Committee ("ISC"), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

     "Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies ... will:

     o    set out their policy on how they will discharge their responsibilities
          - clarifying the priorities attached to particular issues and when they will take action

     o monitor the performance of and establish, where necessary, a regular dialogue with investee companies

     o    intervene where necessary

     o    evaluate the impact of their activism

     o    report back to clients/beneficial owners"

     It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients' interests.

     The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)



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     12B. ACTIVISM POLICY
          (I) DISCHARGE OF RESPONSIBILITIES
               a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

               b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

               c) As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

               d) Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

               e) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

               f) Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

          (II) MONITOR PERFORMANCE
               As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company's board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

         (III) INTERVENING WHERE NECESSARY
               a) As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.


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     12B. ACTIVISM POLICY - CONTINUED

               b) JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients' portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (IV) EVALUATING AND REPORTING

               We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

               Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SUSTAINABILITY
     13A. SUSTAINABILITY STATEMENT

     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility ("CSR") in their Statement of Investment Principles.

     JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13B. SUSTAINABILITY POLICY
     Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case- by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.


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     13B. SUSTAINABILITY POLICY - CONTINUED

     In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


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PART II.C: ASIA (EX-JAPAN) PROXY VOTING
---------------------------------------














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PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES
------------------------------------------------
TABLE OF CONTENTS
-----------------


I    PRINCIPLES..............................................................36

II   POLICY AND PROCEDURES................................................37-38
     1. Proxy Committee......................................................37
     2. Voting...............................................................37
     3. Engagement...........................................................37
     4. Conflicts of Interest................................................38

III  VOTING GUIDELINES....................................................38-42
     1. Reports & Accounts...................................................38
     2. Dividends............................................................38
     3. Auditors.............................................................38
     4. Boards...............................................................39
     5. Directors............................................................39
     6. Non-Executive Directors..............................................40
     7. Issue of Capital..................................................40-41
     8. Mergers/Acquisitions.................................................41
     9. Voting Rights........................................................41
     10. Share Options/Long-Term Incentive Plans (L-TIPs)....................41
     11. Others..............................................................41

IV   ACTIVISM................................................................42

V    SUSTAINABILITY..........................................................42








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PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES
------------------------------------------------

I.   PRINCIPLES

     JF ASSET MANAGEMENT ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

     We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

     1. FIDUCIARY PRIORITY. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

     2. EVALUATION. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

     3. ENGAGEMENT. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

     4. PROXY VOTING. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

     5. LITIGATION AND JOINT WORKING PARTIES. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

     6. DISCLOSURE. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

     7. ONGOING COMMITMENT. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.



JF ASSET MANAGEMENT
HONG KONG PROXY COMMITTEE


                     JPMorgan Fleming Corporate Governance               Page 36

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               ASSET MANAGEMENT


II.  POLICY and PROCEDURES

     JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

     1. PROXY COMMITTEE

     The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

     2. VOTING

     As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

     In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

     Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

     For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

     Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3.   ENGAGEMENT

     We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.


                     JPMorgan Fleming Corporate Governance               Page 37

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               ASSET MANAGEMENT


4.   CONFLICTS OF INTEREST

     In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals.

     Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

     Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

     1. REPORTS & ACCOUNTS

     1A. ANNUAL REPORT

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     2. DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

     3. AUDITORS

     3A. AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re- appointment of auditors who are not perceived as being independent.

     3B. AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.


                     JPMorgan Fleming Corporate Governance               Page 38

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               ASSET MANAGEMENT


     4. BOARDS

     4A. CHAIRMAN & CEO

     JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

     4B. BOARD STRUCTURE

     JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

     4C. BOARD SIZE

     Boards with more than 20 directors are considered to be excessively large.

     4D. BOARD INDEPENDENCE

     JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     4E. BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     5. DIRECTORS

     5A. EXECUTIVE DIRECTOR'S REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

     JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

     5B. DIRECTOR'S LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5C. DIRECTORS OVER 70

     JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.


                     JPMorgan Fleming Corporate Governance               Page 39

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               ASSET MANAGEMENT


     6. NON-EXECUTIVE DIRECTORS

     6A. ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B. DIRECTOR INDEPENDENCE

     We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     6C. MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     7. ISSUE OF CAPITAL

     7A. ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

     7B. ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


                     JPMorgan Fleming Corporate Governance               Page 40

[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT


     7C. SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

     8. MERGERS / ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

     9. VOTING RIGHTS

     JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPS)

     10A. SHARE OPTIONS

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

     11. OTHERS

     11A. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11B. POLITICAL ISSUES

     JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.


                     JPMorgan Fleming Corporate Governance               Page 41

[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT


IV.  ACTIVISM

     ACTIVISM POLICY

     1. DISCHARGE OF RESPONSIBILITIES

     a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

     b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

     c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

     2. MONITOR PERFORMANCE

     Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

     3. EVALUATING AND REPORTING

     We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.   SUSTAINABILITY

     Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

     It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.



                     JPMorgan Fleming Corporate Governance               Page 42

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               ASSET MANAGEMENT


PART II.D: JAPAN PROXY VOTING
-----------------------------









                     JPMorgan Fleming Corporate Governance               Page 43

[LOGO OMITTED] JPMORGAN Fleming

               ASSET MANAGEMENT


PART II.D: JAPAN PROXY VOTING GUIDELINES
----------------------------------------

1.   NUMBER OF DIRECTORS
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   DIRECTOR'S TENURE
     Director's tenure should be equal to/less than 1 year.

3.   DIRECTOR'S REMUNERATION
     Remuneration of directors should generally be determined by an independent committee.

4.   AUDIT FEES
     Audit fees must be at an appropriate level.

5.   CAPITAL INCREASE
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.   BORROWING OF FUNDS
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.   SHARE REPURCHASE PROGRAMS
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

8.   PAYOUT RATIO
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.   MERGERS/ACQUISITIONS
     Mergers and acquisitions must only be consummated at a price representing fair value.

10.  STOCK OPTIONS
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.  POLITICAL CONTRIBUTIONS
     Do not approve any use of corporate funds for political activities.

12.  ENVIRONMENTAL/SOCIAL ISSUES
     Do not take into account environmental/social issues that do not affect the economic value of the company.


                     JPMorgan Fleming Corporate Governance               Page 44


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------
                                                    (C) TOTAL NUMBER OF SHARES           (D) MAXIMUM NUMBER (OR
             (A) TOTAL NUMBER     (B) AVERAGE      (OR UNITS) PURCHASED AS PART    APPROXIMATE DOLLAR VALUE) OF SHARES
               OF SHARES (OR     PRICE PAID PER     OF PUBLICLY ANNOUNCED PLANS    OR UNITS) THAT MAY YET BE PURCHASED
PERIOD       UNITS) PURCHASED    SHARE (OR UNIT)            OR PROGRAMS               UNDER THE PLANS OR PROGRAMS
-------------------------------------------------------------------------------------------------------------------------
Month #1     NONE                NONE               NONE
7/1/04-
7/31/04
-------------------------------------------------------------------------------------------------------------------------
Month #2     NONE                NONE               NONE
8/1/04-
8/31/04
-------------------------------------------------------------------------------------------------------------------------
Month #3     NONE                NONE               NONE
9/1/04-
9/30/04
-------------------------------------------------------------------------------------------------------------------------
Month #4     NONE                NONE               NONE
10/1/04-
10/31/04
-------------------------------------------------------------------------------------------------------------------------
Month #5     NONE                NONE               NONE
11/1/04-
11/30/04
-------------------------------------------------------------------------------------------------------------------------
Month #6     NONE                NONE               NONE
12/1/04-
12/31/04
-------------------------------------------------------------------------------------------------------------------------
Total        NONE                NONE               NONE

-------------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant  to Rule  30a-2(b) under  the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  JF China Region Fund, Inc.
            --------------------------------------------------------------

By (Signature and Title)*     /s/ Simon Crinage
                         -------------------------------------------------
                              Simon Crinage, President
                              (principal executive officer)

Date           March 10, 2005
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ Simon Crinage
                         -------------------------------------------------
                              Simon Crinage, President
                              (principal executive officer)

Date              March 10, 2005
    ----------------------------------------------------------------------


By (Signature and Title)*     /s/ Douglas Eu
                         -------------------------------------------------
                              Douglas Eu, Treasurer
                              (principal financial officer)

Date              March 10, 2005
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.